                                                                   Exhibit 3-198
--------------------------------------------------------------------------------

DSC0704 (Rev. 81)                                          PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                                                         [X] DOMESTIC BUSINESS CORPORATION
              ARTICLES OF INCORPORATION                                                                                    FEE
               (PREPARE IN TRIPLICATE)                   [ ] DOMESTIC BUSINESS CORPORATION                                $75.00
                                                             A CLOSE CORPORATION - COMPLETE BACK
             COMMONWEALTH OF PENNSYLVANIA
       DEPARTMENT OF STATE - CORPORATION BUREAU          [ ] DOMESTIC PROFESSIONAL CORPORATION
     FOR NORTH OFFICE BUILDING, HARRISBURG, PA 17120         ENTER BOARD LICENSE NO.

------------------------------------------------------------------------------------------------------------------------------------
010 NAME OF CORPORATION MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2000 0)
     LEHIGH COUNTY NURSING HOMES, INC.
------------------------------------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
    329 Market Street, Williamsport, Lycoming County, PA                                      17701
------------------------------------------------------------------------------------------------------------------------------------
012 CITY                         033 COUNTY                 013 STATE                      o ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

    To engage in and do any lawful act, including manufacturing, for which a corporation may be incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania; to invest in, and to aid by loans, by making guarantees, and in any other manner, any business enterprises affiliated with this corporation or in which this corporation has any direct or indirect interest, or with which this corporation does business, or the business of which is a direct or indirect benefit to this corporation.


(ATTACH 81/2 x 11 SHEET IF NECESSARY)

------------------------------------------------------------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares
which the Corporation shall have Authority to Issue:

                                             041 Stated Per Value Per         042 Total Authorised
040 Number and Class of Shares               Share If Any                            Capital                031 Term of Existence
            100,000 sh. common               -0-                                     $100,000                      Perpetual

------------------------------------------------------------------------------------------------------------------------------------

The Name and Address of Each Incorporator, and the Number and Class of Shares
Subscribed to by each incorporator:

                          061, 062
060 Name                  063, 064 Address         (Street, City, State, Zip Code)                      Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------------
  James J. Riley          221  Mahantongo St., Pottsville, PA 17901                                            1 sh. com.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               (ATTACH 81/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------

   IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 3 DAY OF November 1989.

                                                 /s/ James J. Riley
                                                 -------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       - FOR OFFICE USE ONLY -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
030 FILED                         002 CODE               003 REV BOX        SEQUENTIAL NO.       100 MICROFILM NUMBER
                                                                                                 [graphic omitted]
        NOV 08 1989               --------------------------------------------------------------------------------------------------
                                  REVIEWED BY                               AMOUNT               001 CORPORATION NUMBER
                                  [graphic of signature]                    $                    1534956
                                  --------------------------------------------------------------------------------------------------
                                  DATE APPROVED          004 SICC           INPUT BY             LOG IN          LOG IN (REFILE)

                                  --------------------------------------------------------------------------------------------------
                                  DATE REJECTED          CERTIFY TO         VERIFIED BY          LOG OUT         LOG OUT (REFILE)
/s/ [graphic of signature]        --------------------   [ ] REV
----------------------------      MAILED BY     DATE     [ ] I & I
Secretary of the Commonwealth                            [ ] OTHER
   Department of State            --------------------------------------------------------------------------------------------------
Commonwealth of Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------

9122 513

Microfilm Number 8977 396     Filed with the Department of State on APR 12 1991

Entity Number 1534956                            /s/ [graphic of signature]
                                                 -----------------------------
                                                 Secretary of the Commonwealth


              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)


   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: LEHIGH COUNTY NURSING HOMES, INC.

--------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
     (a)  329 Market Street       Williamsport      PA       17701      Lycoming
     ---------------------------------------------------------------------------
     Number and Street            City              State    Zip        County

     (b)  c/o:
     ---------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                       County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation Law of Pennsylvania

4.   The date of its incorporation is: November 8, 1989

5.   (Check, and if appropriate complete, one of the following):

     [X] The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     [ ]  The amendment shall be effective on:              at
                                             --------------    ---------------
                                                  Date                Hour

6.   (Check one of the following):

     [ ] The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss. 1914(a) and (b).

     [ ] The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss. 1914(c).

7.   (Check, and if appropriate complete, one of the following):

     [ ] The amendment adopted by the corporation, set forth in full, is as follows:

           "Be It Resolved, that the name of the corporation shall be amended to delete the word "County", so that the corporation shall have and use the name 'LEHIGH NURSING HOMES, INC.'."

     [ ] The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2

8.   (Check if the amendment restates the Articles):

     [ ] The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 26th day of March, 1991.

                                     LEHIGH COUNTY NURSING HOMES, INC.
                                     -------------------------------------------
                                                (Name of Corporation)

                                 BY: /s/ [graphic of signature]
                                     -------------------------------------------
                                     (Signature)


                                     TITLE: President
                                     -------------------------------------------

Microfilm Number               Filed with the Department of State on MAR 24 1995

Entity Number 1534956                            /s/ [graphic of signature]
                                                 ------------------------------
                                                 Secretary of the Commonwealth


                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 89)


   In compliance with the requirements of 15 Pa.C.S. ss. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.   The name of the corporation surviving the merger is: Lehigh Nursing
     Homes, Inc.

2.   (Check and complete one of the following):
     [X]  The surviving corporation is a domestic business corporation and the
          (a) address of its current registered office in this Commonwealth or
          (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     (a)  329 Market Street         Williamsport         PA         17701         Lycoming
     ----------------------------------------------------------------------------------------------
      Number and Street             City                 State       Zip          County

     (b)
     ----------------------------------------------------------------------------------------------
      Name of Commercial Registered Office Provider                               County

      For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

      [ ] The surviving corporation is a qualified foreign business corporation incorporated under the laws of ___________ and the
           (a) address of its current registered office in this Commonwealth or (b) commercial registered office provided and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     (a)
     ----------------------------------------------------------------------------------------------
      Number and Street             City                 State       Zip          County

     (b)
     ----------------------------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                                County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is local for venue and official publication purposes.

     [ ] The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of ___________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

      ----------------------------------------------------------------------------------------------
       Number and Street            City                 State       Zip

3. The name and the address of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

     Lehigh Acquisition Corp.         101 W. 3rd Street
                                      Williamsport, PA 17701

DSCB:15-1926 (Rev 89)-2

4.   (Check, and if appropriate complete, one of the following):

     [X] The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

     [ ]  The plan of merger shall be effective on

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

     Name of corporation            Manner of adoption

     Lehigh Acquisition Corp.       Adopted by action of the Directors and Sole
                                    Shareholder of the corporation pursuant to
                                    15 Pa. C.S. Section 1924(a)
     Lehigh Nursing Homes, Inc.     Adopted by action of the Directors
                                    and Shareholders of the corporation
                                    pursuant to 15 Pa. C.S. Section
                                    1924(a)

6.   o

7.   (Check, and if appropriate complete, one of the following):

     [ ] The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

     [X] Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain provisions from filed plans) the provisions of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A, attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

     1718 Spring Creek Road            Macungie       PA          18062
     ---------------------------------------------------------------------------
     Number and Street                 City           State       Zip

   IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 23rd day of March, 1995.

                                       Lehigh Acquisition Corp.
                                       -----------------------------------------
                                                (Name of Corporation)

                                   BY: /s/ Russell W. Twigg
                                       -----------------------------------------
                                                      (Signature)

                                TITLE: Russell W. Twigg
                                       Chief Executive Officer
                                       -----------------------------------------

                                       Lehigh Nursing Homes, Inc.
                                       -----------------------------------------
                                       (Name of Corporation)

                                    BY: /s/ Russell W. Twigg
                                        ----------------------------------------
                                                      (Signature)

                                 TITLE: Russell W. Twigg
                                        Chief Executive Officer
                                        ----------------------------------------

                          LEHIGH NURSING HOMES, INC.,

                                  EXHIBIT "A"

   ARTICLE SECOND of the Articles of Incorporation is hereby amended in its entirety to read as follows:

           SECOND: The registered office address of the Corporation is:
           101 W. 3rd Street, Williamsport, PA 17701.

Microfilm Number              Filed with the Department of State on JUN - 3 1998

Entity Number 1534956                          /s/ [graphic of signature]
                                               ---------------------------------
                                               Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

[X]  Domestic Business Corporation (15 Pa.C.S. ss. 1507)                [ ] Foreign Nonprofit Corporation (15 Pa. C.S. ss. 6144)

[ ]  Foreign Business Corporation (15 Pa.C.S. ss. 4144)                 [ ] Domestic Limited Corporation (15 Pa.C.S. ss. 8586)

[ ]  Domestic Nonprofit Corporation (15 Pa.C.S. ss. 8507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned business corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Lehigh Nursing Homes, Inc.

------------------------------------------------------------------------------------------------------------------------------------
2.   The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)    329 Market Street             Williamstown            Pennsylvania            17701               Lycoming
------------------------------------------------------------------------------------------------------------------------------------
            Number and Street             City                    State                   Zip                 County


     (b)  c/o:
               ---------------------------------------------------------------------------------------------------------------------
               Name of Commercial Registered Office Provider                                                  County


     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address is which the registered office of the corporation or limited partnership is this Commonwealth is to be changed is:

          101 East State Street           Kennect Square           PA                     19348               Chester
------------------------------------------------------------------------------------------------------------------------------------
          Number and Street               City                     State                   Zip                County

     (b)  The registered office of the corporation or limited partnership shall be provided by:

          c/o:
               ---------------------------------------------------------------------------------------------------------------------
               Name of Commercial Registered Office Provider                                                  County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA - 429 - 10/1/92)

    JUN-3 98
    PA Dept.of State

DSCB:15-1507/4144/5507/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Stock exchange authorised by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May, 1998.


                                  Lehigh Nursing Homes, Inc.
                                  ----------------------------------------------
                                  (Name of Corporation / Limited Partnership)


                              BY: /s/ Ira C. Gubernick
                                  ----------------------------------------------
                                            (Signature) Ira C. Gubernick


                           TITLE: Secretary
                                  ----------------------------------------------